UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 11, 2004



                      HALLMARK FINANCIAL SERVICES, INC.
                      ---------------------------------
            (Exact name of registrant as specified in its charter)



            Nevada                  0-16090                 87-0447375
 ----------------------------     -----------          -------------------
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)         Identification No.)



   777 Main Street, Suite 1000, Fort Worth, Texas             76102
   ----------------------------------------------           ----------
      (Address of principal executive offices)              (Zip Code)


   Registrant's telephone number, including area code:  (817) 348-1600


                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits.

 (c)       Exhibits.

           99.1 Press release dated May 11, 2004


 Item 9.   Regulations FD Disclosure.

      On May 11, 2004, the Registrant issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


 Item 12.  Results of Operations and Financial Condition.

      On May 11, 2004, the Registrant issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HALLMARK FINANCIAL SERVICES, INC.




 Date:  May 11, 2004           By: /s/ Mark J. Morrison
                               -------------------------
                               Mark J. Morrison, Its Chief Financial Officer